EXHIBIT 10.16

AGREEMENT

THIS AGREEMENT, dated November 30, 2001, is by and among Aetrium Incorporated (“Aetrium”) and Keith E. Williams, Karen M. Williams, Bartholomew E. Williams, Marlys A. Williams, Dona M. Williams, Jackie Candelier, Bart Gilbert, William J. Evans, John Estridge, Damon L. Coalson, Hal Preston and Donna Christenson (individually and collectively, the “Williams Member(s)”, and Keith E. Williams sometimes the “Williams Representative”).

RECITALS

A.           The Williams Members own shares of Aetrium common stock as scheduled on Exhibit A (the “Scheduled Shares”).

B.             The Williams Members each wish to sell their Scheduled Shares and Aetrium wishes to purchase the Scheduled Shares pursuant to the terms of this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the parties agree as follows:

1.               Purchase and Sale of Scheduled Shares. Each Williams Member hereby sells to Aetrium the Scheduled Shares set forth in Exhibit A opposite his/her name, and Aetrium hereby purchases from the Williams Members the Scheduled Shares for a purchase price per share of $1.275 and a total purchase price of $543,672.75 (the “Purchase Price”). Aetrium acknowledges receipt of the certificates scheduled on Exhibit A, duly endorsed.

2.               Delivery of Purchase Price.  Concurrently with execution of this Agreement, Aetrium has delivered to Oppenheimer Wolff and Donnelly LLP, Minneapolis office (the “Escrow Agent”) by wire transfer the full amount of the Purchase Price (the “Escrowed Funds”), to be held and disbursed in accordance with Section 8 hereof.

3.               Put Option.  Each Williams Member hereby grants to Aetrium the option to sell to such Williams Member a number of shares of Aetrium common stock equal to the number of Scheduled Shares set forth in Exhibit A opposite his/her name for a per share price equal to the per share Purchase Price, which option may be exercised at any time between December 31, 2001 and January 31, 2002, inclusive of such dates (the “Option Exercise Period”), and which option will expire and be of no further force or effect at the end of the Option Exercise Period (individually and collectively, the “Put Option(s)”). Each Put Option may be exercised only as a part of a contemporaneous exercise of all Put Options. The Put Options will be exercised upon written notice of such exercise by Aetrium to the Williams Representative, whereupon the sale of shares of Aetrium common stock pursuant to exercise of the Put Options (the “Option Shares”) will be deemed completed. Payment for the Option Shares will be made by disbursement of the escrowed funds pursuant to Section 8 hereof.

4.               Issuance of Share Certificates.  Promptly upon exercise of the Put Options, Aetrium will cause its stock transfer agent to issue to each Williams Member a certificate for the number of Option Shares equal to the number of Scheduled Shares scheduled on Exhibit A opposite his/her name and deliver such certificate to such Williams Member at his/her address set forth on Exhibit A or in accordance with such other written delivery instructions as such Williams Member gives to Aetrium prior to commencement of the Option Exercise Period.

5.               Aetrium Expenses. The Williams Members will be liable for all expenses incurred by Aetrium in connection with this Agreement, including out of pocket costs for fees and disbursements of counsel and accountants, loss, liability, costs and expenses of the Escrow Agent, and in the event of registration of Option Shares pursuant to Section 9 hereof, all registration, filing and NASD fees, printing expenses, and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the Registrable Securities (as defined in Subsection 9.1) are to be registered or qualified, and $1,800 for Aetrium’s internal costs. In the event Aetrium exercises the Put Options, all income earned on the Escrowed Funds during escrow will be applied to such expenses. The Williams Representative will promptly pay Aetrium for all other expenses upon receipt of invoice therefor. Reimbursement to the Williams Representative by the other Williams Members for such payments is a matter of separate agreement among the Williams Members. Aetrium will have no liability for, and the Williams Members will be solely responsible for, their own costs and expenses, including fees and disbursements of their counsel and accountants, and, in the event of registration of Option Shares, each Holder (as defined in Subsection 9.2 hereof) will be solely responsible for discounts and commissions, fees and disbursements of counsel and accountants for the Holder and any other expenses incurred by the Holder in connection with registration of the Registrable Securities or the disposition of Registrable Securities pursuant thereto.

6.               Aetrium Disclosures.

a.               A number of risks and uncertainties exist which could impact the Aetrium’s future operating results. These risks and uncertainties include, but are not limited to, general economic conditions, competition, the Aetrium’s success in developing new products and technologies, market acceptance of new products, risks and unanticipated costs associated with integrating or restructuring acquired or existing operations, and other factors, including those set forth in the Aetrium’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2000 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

b.              Aetrium is considering implementing an expense reduction program in December 2001 that would include a significant workforce reduction as well as other expense reduction measures. The workforce reduction would include all areas of operations and all levels of personnel, but would be implemented primarily in Aetrium’s North St. Paul facility. Although Aetrium management believes this action is necessary and appropriate, if implemented it will decrease Aetrium’s capabilities in production, sales and engineering and accordingly may have a negative impact on Aetrium’s future financial performance.

7.               Williams Members Representations.  Each Williams Member hereby represents and warrants as follows:

a.               He/she is transferring to Aetrium full and sole right, title and interest in and to the Scheduled Shares set forth in Exhibit A opposite his/her name, free and clear of all liens, encumbrances and third party rights.

b.              He/she has received and reviewed Aetrium’s 2000 Annual Report, its Annual Report on Form 10-K for the year ended December 31, 2000, its Proxy Statement for its Annual Meeting held on May 22, 2001, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 20001, June 30, 2001 and September 30, 2001, and the disclosures made by Aetrium hereunder, and has been given access to full and complete information regarding Aetrium and has utilized such access to his/her satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the referenced documents and disclosures.

c.               He/she believes he/she, either alone or with the assistance of his/her professional advisor, has such knowledge and experience in financial and business matters that he/she is capable of reading and interpreting financial statements and evaluating the merits and risks of his/her sale of the Scheduled Shares, his/her grant of the Put Option, and his/her potential investment in the Option Shares pursuant to exercise of the Put Option, and has obtained, to the extent he/she deems necessary, his/her own personal professional advice with respect to such merits and risks and the suitability of the potential investment in the Option Shares in light of his/her financial condition and investment needs.

d.              He/she understands that whether or not the Put Option is exercised is entirely within the discretion of Aetrium. In addition, the trading price of Aetrium common stock is subject to significant fluctuations, and he/she understands that, if the Put Option is exercised, there can be no assurance that the trading price of Aetrium common stock at the time of such exercise will not be less than the current trading price.

e.               He/she understands that the Option Shares as an investment would involve a high degree of risk, including without limitation the risks set forth and referenced in Section 6 hereof. He/she further understands that if the Put Option is exercised there is no assurance that an adequate public market will be available for the sale of the Option Shares when and if he/she decides to liquidate his/her investment in the Option Shares.

f.                 In the event the Put Option is exercised, he/she believes that the investment in the Option Shares is suitable for him/her based upon his/her investment objectives and financial needs, and he/she is in a financial position to hold the Option Shares for an indefinite period of time, has adequate means for providing for his/her current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Option Shares, and is able to bear the economic risk and withstand a complete loss of his/her investment in the Option Shares.

g.              In the event the Put Option is exercised, he/she will purchase the Option Shares in his/her name solely for his/her own beneficial interest and for investment, and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

h.              He/she is a resident of the State of Texas, and his/her address and social security number are as scheduled on Exhibit A.

i.                  He/she understands that if the Put Option is exercised, the Option Shares will not be registered under the Securities Act (as defined in Subsection 9.1) or applicable state securities laws and that such securities are being offered and will be sold pursuant to exemptions from such laws and that Aetrium’s reliance upon such exemptions is predicated in part on his/her representations as contained herein. He/she further understands that he/she may not dispose of or transfer the Option Shares without first obtaining the opinion of counsel to Aetrium that such proposed disposition or transfer lawfully may be made without the registration of such securities pursuant to the Securities Act and applicable state securities laws, or such registration.

j.                  He/she has relied on his/her own tax advisors with respect to the income tax effects of the transactions contemplated hereunder, and has received no advice thereon from Aetrium or any Aetrium representative.

8.               Escrow.

a.               The Escrow Agent is hereby authorized and directed to invest the Escrowed Funds in the Oppenheimer Wolff & Donnelly Savings Trust Account, or in such other obligations as are specified in written instructions signed by or on behalf of Aetrium and the Williams Representative.

b.              Upon receipt by the Escrow Agent on or after December 31, 2001 and on or prior to January 31, 2002 of written notice from Aetrium that Aetrium has exercised the Put Options, which notice will include wire transfer instructions, the Escrow Agent will promptly wire transfer to Aetrium the Escrowed Funds and all income then earned thereon.

c.               In the event the Escrow Agent receives no such notice from Aetrium of exercise of the Put Options, then upon receipt by the Escrow Agent on or after February 1, 2002 of written notice from the Williams Representative requesting disbursement of the Escrowed Funds, which notice will include wire transfer instructions, the Escrow Agent will promptly wire transfer the Escrowed Funds and all income then earned thereon in accordance with such instructions.

d.              The duties and obligations of the Escrow Agent will be determined solely by the express provisions of this Section 8 and the Escrow Agent will not be liable except for the performance of such duties and obligations as are specifically set forth in this Section. The Escrow Agent will not be responsible in any manner whatsoever for any failure or inability of Aetrium or the Williams Representative or of anyone else to perform or comply with any of the provisions of this Section or any other agreement. The Escrow Agent will not be bound by any modification, cancellation or rescission of the provisions of this Section unless in writing and signed by it, Aetrium and the Williams Representative .

e.               In the performance of its duties hereunder, the Escrow Agent will be entitled to rely upon any document, instrument or signature believed by it to be genuine and signed by either of Aetrium, the Williams Representative or their successors.  The successor of either such party will be as set forth in a signature certificate delivered to the Escrow Agent, in form satisfactory to the Escrow Agent.  The Escrow Agent may assume that any person purporting to give any notice of instructions in accordance with the provisions hereof has been duly authorized to do so.

f.                 The Escrow Agent will not be liable for any error in judgment, or any action taken or omitted to be taken hereunder, including without limitation, for any loss or tax consequence resulting from any investment or any sale of any investment made hereunder, except in the case of its bad faith, willful misconduct or its own gross negligence.  The Escrow Agent will be entitled to consult with counsel of its choosing and will not be liable for any action taken or omitted by it in accordance with the advice of such counsel. If the Escrow Agent is uncertain as to its duties or rights hereunder, or is of the opinion that there is a dispute hereunder, or is of the opinion that there is a dispute between Aetrium and the Williams Members arising out of or in connection with this Escrow Agreement, or receives instructions from Aetrium or the Williams Representative with respect to the Escrowed Funds which, in its opinion, are in conflict with any of the provisions of this Section, the Escrow Agent will be entitled to refrain from taking any action until such time as there has been a final determination of the rights of Aetrium and the Williams Members with respect to the Escrowed Funds, or deposit the Escrowed Funds and all income earned thereon with any court of competent jurisdiction pending the final determination of any dispute among such parties.

g.              The Escrow Agent will not be under any obligation to take any legal action in connection with this Section 8 or for its enforcement or to appear in, prosecute or defend any action or legal proceeding which, in its opinion, would or might involve it in any cost, expense, loss or liability, unless, and as often as required by it, it is furnished with security and indemnity satisfactory to it against all such costs, expenses, losses or liability.

h.              The Escrow Agent or any successor to it as escrow agent hereafter appointed may at any time resign and be discharged of the duties imposed hereunder by giving notice to Aetrium and the Williams Representative, such resignation to take effect upon the earlier of the appointment of a successor escrow agent by Aetrium and the Williams Representative, or ninety (90) days after the giving of such notice (provided that prior to the expiration of such 90-day period, the Escrow Agent has deposited the Escrowed Funds and all income earned thereon with the office of the clerk of the court of any court of competent jurisdiction).

i.                  Aetrium will reimburse the Escrow Agent for out-of-pocket expenses, including without limitation legal fees, postage, wire-transfer charges, disbursements and advances, incurred or made by the Escrow Agent hereunder. Aetrium will indemnify the Escrow Agent and hold it harmless from any and all loss, liability, costs or expenses (including reasonable attorneys’ fees) incurred without bad faith, willful misconduct or negligence on the part of the Escrow Agent and arising out of or in connection with its acceptance of or the performance of its duties and obligations under this Section 8, which indemnification obligation will survive the resignation of the Escrow Agent or the termination of this Section 8.  Any amount owing hereunder to the Escrow Agent may be charged to and paid from the Escrowed Funds.

9.               Registration Rights.

9.1 Registration.

a.               In the event Aetrium exercises the Put Options, Aetrium will prepare and file a registration statement covering the Registrable Securities on Form S-3 (the “Registration Statement”) promptly (and in any event within ten (10) business days) following exercise of the Put Options and will use its best efforts to cause the Registration Statement to become and remain effective for a period ending twelve (12) months following exercise of the Put Options (the “Effectiveness Period”).  Aetrium will be obligated to prepare, file and cause to become effective only one Registration Statement pursuant to this Subsection 9.1.  “Registrable Securities” means any Option Shares and any shares of the common stock of Aetrium issued as a dividend, stock split, reclassification, recapitalization or other distribution with respect to, or in exchange for or replacement of, any Registrable Securities; provided, however, that Registrable Securities will not include (1) shares that have been sold to the public either pursuant to the Registration Statement or Rule 144, or (2) shares sold in a transaction in which the registration rights conferred by this Section 9 are transferred in violation of Subsection 9.6 hereof.  The “Securities Act” means the Securities Act of 1933, as amended, or any similar successor statute, and the rules and regulations thereunder, as the same are in effect from time to time.  “Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any successor rule thereto.  The “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

b.  Aetrium may delay the filing of the Registration Statement for not more than thirty (30) days if in the good faith judgment of the Board of Directors of Aetrium (the “Board”), there is a material development relating to the condition (financial or otherwise) of Aetrium that has not been disclosed to the general public and the Board determines that, under such circumstances, it would be in Aetrium’s best interests to delay such registration.

9.2   Procedures for Sale of Registrable Securities. “Holder” means each Williams Member with respect to the Option Shares issued to such Williams Member pursuant to Section 4 and any other Registrable Securities issued with respect thereto and each transferree of the registration rights under this Section 9 with respect to such Registrable Securities transferred in compliance with Subsection 9.6 hereof.  Each time any Holder desires to offer and sell any Registrable Securities pursuant to the Registration Statement, the Holder agrees to comply with the following procedures:

a.               The Holder will provide Aetrium with a Sale Notice prior to the sale of any Registrable Securities.  “Sale Notice” means a written notice provided to Aetrium which specifies (1) the name, address and facsimile number of or for the Holder, and (2) the number of Registrable Securities such Holder desires to sell.

b.     Upon receipt of the Sale Notice, Aetrium will take the following steps:

(i)  If Aetrium determines that the Registration Statement, the prospectus forming a part thereof and any amendments and supplements thereto contain current and updated information and do not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, Aetrium will promptly (and in any event within three (3) business days after receipt of the Sale Notice) notify the Holder that such Holder may sell the Registrable Securities.  If the Holder does not sell the Registrable Securities within thirty (30) days after such notification from Aetrium, however, the Holder will once again become subject to the procedures described in this Subsection 9.2 and may not sell the Registrable Securities without first complying with the procedures described herein.

(ii)   If Aetrium determines that the Registration Statement, the prospectus forming a part thereof or any amendments or supplements thereto do not contain current and updated information or contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, Aetrium will promptly (and in any event within three (3) business days after receipt of the Sale Notice) notify the Holder of such determination, and within thirty (30) days thereafter will prepare and file with the Commission such amendments or supplements thereto as may be necessary so that the Registration Statement, the prospectus forming a part thereof and any amendments and supplements thereto contain current and updated information and do not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  Promptly after any such amendments or supplements have been filed and, if applicable, declared effective, Aetrium will notify the Holder that such Holder may sell the Registrable Securities.  If the Holder does not sell the Registrable Securities within thirty (30) days after such notification from Aetrium, however, the Holder will once again become subject to the procedures described in this

Subsection 9.2 and may not sell the Registrable Securities without first complying with the procedures described herein.

c.               Only after Aetrium has reviewed the Registration Statement and provided the Holder with the written notification provided in Subsection 9.2(b) above may the Holder sell the Registrable Securities pursuant to the Sale Notice.

d.              Any notice to be given hereunder by a Holder to Aetrium will be delivered as provided in Section 10. Any notice to be given hereunder by Aetrium to the Holder will be in writing and delivered by telephonic facsimile transmission to the facsimile number provided by the Holder in the applicable Sale Notice.  Any notice which is delivered to the Holder by telephonic facsimile transmission in the manner provided herein will be deemed to have been duly given to the Holder upon transmission to the facsimile number provided.

9.3         Restrictions on Sale of Registrable Securities.  Notwithstanding any other provision in this Section 9 to the contrary, Holders are prohibited from selling any Registrable Securities in the circumstances described below, and any sale made in such circumstances will be deemed a breach of this Agreement and may constitute a violation of the Securities Act, which could subject such Holder to civil and criminal sanctions:

a.               Holders may not sell Registrable Securities during the period that commences on the seventh day of the last month of an Aetrium fiscal quarter and ends on the third business day after Aetrium releases financial results for such quarter.

b.              Holders may not sell any Registrable Securities if the Registration Statement, the prospectus forming a part thereof or any amendments or supplements thereto do not contain current and updated information or contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

9.4 Indemnification.

a.               Aetrium will indemnify and hold harmless each Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act, from and against, and will reimburse such Holder and each such controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus forming a part thereof or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Aetrium will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon (1) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or such controlling person in writing specifically for use in the preparation thereof, or (2) the failure of such Holder to deliver a prospectus and any amendments or supplements thereto in accordance with the requirements of this Section 9 and the Securities Act.

b.              Seller and each holder jointly and severally will indemnify and hold harmless Aetrium, its directors and officers, and any controlling person from and against, and will reimburse Aetrium, its directors and officers, and any controlling person with respect to, any and all loss, damage, liability, cost or expense to which Aetrium or any controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus forming a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, damage, liability, cost or expense arises out of or is based upon (1) an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof, or (2) the failure of such Holder to deliver a prospectus and any amendments or supplements thereto in accordance with the requirements of this Section 9 and the Securities Act.

c.               Promptly after receipt by an indemnified party pursuant to the provisions of Subsection 9.4(a) or (b) hereof of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of such Subsection 9.4(a) or (b), promptly notify the indemnifying party of the commencement thereof.  In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and the representation of both parties by the same counsel would be inappropriate due to a conflict of interest between them, the indemnified party or parties will have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such Subsection 9.4(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (1) the indemnified party has employed counsel in accordance with the proviso of the preceding sentence, (2) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnifying party within a reasonable time after the notice of the commencement of the action, or (3) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.  It is understood that the indemnifying party will not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm for all indemnified parties.

9.5         Cooperation; Information by Holders.  Each Holder of Registrable Securities covered by the Registration Statement agrees to cooperate with all reasonable requests by Aetrium necessary to effectuate the purposes of this Section 9, including providing Aetrium on a timely basis with any required notices and with all information necessary in connection with any registration or compliance described herein.

9.6         Transfer of Registration Rights.  The registration rights provided for herein may not be transferred or assigned in connection with the sale or transfer of the Registrable Securities without the written consent of Aetrium.

9.7         Termination of Registration Rights.  The registration rights described herein will terminate upon expiration of the Effectiveness Period.

10. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party will be in writing and delivered personally or by registered or certified mail, postage prepaid (and if by mail, with a copy sent by facsimile or e-mail transmission, and provided that any Sale Notice may be sent by mail or facsimile transmission), if to Aetrium to:

Aetrium Incorporated

2350 Helen Street

North St. Paul, Minnesota 55109

Attn: Douglas L. Hemer

Facsimile No.: (651) 704-1845

E-mail: dhemer@aetrium.com

If to the Williams Representative:

Keith E. Williams

10501 Markison Rd.

Dallas, Texas  75238

Facsimile No.:

E-mail: kwilliams@aetrium.com

If to the Escrow Agent:

Oppenheimer Wolff & Donnelly

3400 Plaza VII Building

45 South Seventh Street

Minneapolis, Minnesota 55402

Attn: Thomas C. Thomas

Facsimile No.:

E-mail: tthomas@oppenheimer.com

or at such other address for a party as may be specified by like notice.  Any notice which is delivered personally will be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder).  Any notice which is addressed and mailed, with copy transmitted by facsimile or e-mail, in the manner herein provided will be conclusively presumed to have been duly given to the party to which it is given on the day it is so placed in the mail.

11.         Counterparts.  This Agreement may be executed in one or more counterparts, each of which will for all purposes be deemed to be an original and all of which will constitute the same instrument.

12.         Successors and Assigns.  The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.  This Agreement may not be assigned by any party without the prior written consent of the other parties hereto. Any attempted assignment of this Agreement contrary to the terms hereof will be null and void and of no force or effect.

13.         Governing Law .  This Agreement will be construed in accordance with and governed by the laws of the state of Minnesota applicable to agreements made and to be performed in such jurisdiction without reference to conflicts of law principles.

14.         Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the matters provided for herein and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  No amendment, modification or alteration of the terms or provisions of this Agreement will be binding unless the same is in writing and duly executed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Aetrium Incorporated

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

By: /s/ Joseph Levesque	/s/ Keith E. Williams
Its President and CEO	Keith E. Williams

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

/s/ Karen Williams	/s/ Bartholomew E. Williams
Karen M. Williams	Bartholomew E. Williams

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

/s/ Marlys A. Williams	/s/ Dona M. Williams
Marlys A. Williams	Dona M. Williams

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

/s/ Jackie Candelier	/s/ Bart Gilbert
Jackie Candelier	Bart Gilbert

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

/s/ William J. Evans Jr	/s/ John Estridge
William J. Evans	John Estridge

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

/s/ Damon L. Coalson	/s/ Hal Preston
Damon L. Coalson	Hal Preston

In executing this Agreement, the undersigned confirms that he/she has reviewed, understands and agrees to the terms hereof, including without limitation his/her representations hereunder, and that he/she has received such advise from legal, accounting or other advisors as he/she deems appropriate with respect thereto:

/s/ Donna Christenson
Donna Christenson

The undersigned agrees to act as Escrow Agent under the foregoing Agreement pursuant to Sections 8 and 10 thereof, and acknowledges receipt of $543,672.75 to be held as Escrowed Funds.

Oppenheimer Wolff & Donnelly LLP

By:	/s/ Tom C. Thomas	Dated: November 30, 2001
A Partner